Exhibit 10.3
Celestica International Inc.
Supplementary Retirement Plan

As in effect at January 1, 2000

August, 2000

Exhibit 10.3
TABLE OF CONTENTS
Page
Section 2 — Supplementary Pension Benefits    8
Section 3 — Benefits on Death    12
Section 4 — Discharge of Liability    13
Section 5 — Funding And Security    14
Section 6 — Amendment or Discontinuance of the Plan    26
Section 7 — General    27

Section 1 — Definitions
1.1    Definitions
Except as otherwise provided in this Plan, all terms used in the Plan that are defined in the Retirement Plan have the meanings given to those terms in the Retirement Plan. In this Plan, the following expressions have the meanings given below:
(a)    “Actuarial Equivalent” has the following meaning:
For the purposes of the Plan, a benefit is considered to be the Actuarial Equivalent of another benefit if both benefits have equivalent value, determined by using the actuarial tables, and other methods and assumptions, that are used by the Company in actuarial equivalency determinations under the Retirement Plan.
(b)    “Actuarial Valuation for a Year” means the actuarial valuation that is to be performed in the Year in accordance with subsection 5.4.
(c)    “Actuary” means the actuary or firm of actuaries designated by the Company to be the Actuary of the Plan who is, or one of whose members is, a Fellow of the Canadian Institute of Actuaries.
(d)    “Change in Control”, in relation to the Company, means:
(i)    the acquisition by any Person, or by any group of Persons that do not deal at arm’s length within the meaning of the Income Tax Act, of more than thirty percent (30%) of the Voting Securities of the Company, whether through the acquisition of previously issued and outstanding Voting Securities, or Voting Securities that have not been previously issued, or any combination thereof, or any other transaction having a similar effect;
(ii)    the creation or application of a voting trust with respect to thirty percent (30%) or more of the issued and outstanding Voting Securities of the Company;
(iii)    the amalgamation, consolidation or merger of the Company with any other body corporate that is not an Affiliate of the Company;
(iv)    the sale, lease or other disposition by the Company of all or substantially all of its assets or undertaking;
(v)    any change, directly or indirectly, in the ownership of securities of the Company as a result of which a Person or group of Persons acting in concert or Persons related to any such Person or group, within the meaning of the Income Tax Act, are in a position to exercise effective control of the Company through the election of a majority of directors; and
(vi)    the entry by the Company into a transaction or arrangement that would have the same or similar effect as a transaction referred to in subparagraph (i) to (v) of this definition.
For the purposes of this definition, the words “Affiliate” and “Voting Securities” have the meanings assigned to those expressions by the Ontario Securities Act and a Change of Control shall not be considered to have occurred unless the Company, a Member or a Beneficiary has delivered a certification to the Trustees that attests that a Change of Control has occurred and describes the events that constitute such Change of Control.
(e)    “Commuted Value”, means in relation to a benefit, as at any time, the actuarial present value, as at that time, of the benefit, as determined in accordance with subsection 5.3.
(f)    “Company” means Celestica International Inc.
(g)    “Company Account” means the account established in respect of the Company under paragraph 5.8(b).
(h)    “DB Member” means a Member who participates under the defined benefit option of the Retirement Plan.
(i)    “DC Member” means a Member who participates under the defined contribution option of the Retirement Plan.
(j)    “Event of Default” means:
(i)    the failure of the Company to pay Supplementary Pension Benefits that are required to be paid under the Plan;
(ii)    the failure of the Company to make, within the time limit established in subsection 5.18, the payments required to be made by the Company under that Section;
(iii)    the discontinuance of the Plan;
(iv)    the failure of the Company to make the payment described in paragraph 5.9(a) as and when required under that provision;
(v)    the failure of the Company to notify the Trustees in accordance with subsection 5.10;

(vi)    the failure of a Qualifying Bank to issue or renew a Letter of Credit on or before the Renewal Date, with the Face Amount thereof determined in accordance with paragraph 5.6(a);
(vii)    the failure of the Actuary to deliver an actuarial valuation in respect of the Plan within the time limit specified in paragraph 5.4(b);
(viii)    a Financial Default of the Company; and
(ix)    an amendment to the Plan other than an amendment permitted under subsection 6.1.
For the purposes of this definition,
(x)    the discontinuance of the Plan shall not constitute an Event of Default under subparagraph (iii) of this definition unless the Company, a Member or a Beneficiary has certified to the Trustees that the Plan has been discontinued;
(xi)    any amendment to the Plan shall constitute an Event of Default under subparagraph (ix) of this definition unless the Actuary has certified to the Trustees that the amendment is permitted under subsection 6.1; and
(xii)    except where the Trustee has independent knowledge of facts that would lead it to reasonably conclude that an Event of Default has occurred under subparagraph (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition, an Event of Default under any such subparagraph shall not be considered to have occurred unless the Trustee is provided with evidence, satisfactory to the Trustee, that such an Event of Default has occurred.
(k)    Face Amount”, in relation to a Letter of Credit, means the maximum amount that can be required to be paid under the Letter of Credit by the issuer thereof.
(l)    “Financial Default”, in relation to the Company, means:
(i)    a decree or order of a court of competent jurisdiction (whether in Canada or not) adjudging the Company as bankrupt or insolvent or approving as properly filed a petition seeking the winding-up of the Company under the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous laws of any other jurisdiction

(whether in Canada or not), where any such decree or order continues unstayed and in effect for a period of (10) days;
(ii)    any assignment in bankruptcy by the Company or any other assignment by the Company for the benefit of creditors, any proposal by the Company under the Bankruptcy and Insolvency Act (Canada) or any comparable law, any relief sought by the Company under the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law of any other jurisdiction (whether in Canada or not), any judgment that the Company is bankrupt, any filing by the Company of a petition or proposal to take advantage of any act of insolvency, any consent or acquiescence by the Company in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other person with similar powers of itself or of all or any substantial portion of its assets, or the filing by the Company of a petition or the commencement by it of any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors’ rights (whether in Canada or not) or the consent to, or acquiescence in, by the Company of the filing of such a petition; or
(iii)    the commencement of proceedings for the dissolution, liquidation or winding-up of the Company, or for the suspension of the operations of the Company unless such proceedings are being actively and diligently contested in good faith.
(m)    “Full Funding Contribution”, in relation to a particular Year, means the product of the Transfer Ratio, for the particular Year, and the amount, if any, determined or estimated, as the case may be, in the Actuarial Valuation for the particular Year, equal to the greater of:
(i)    the amount, if any, by which the actuarial liabilities as of the end of the Year immediately preceding the particular Year exceed the value of the assets, other than any Letter of Credit, held by the Trust Fund at the end of the preceding Year; and
(ii)    the amount, if any, by which the actuarial liabilities as of July 31 of the Year immediately following the particular Year exceed the value of the assets, other than any Letter of Credit, held by the Trust Fund at July 31 of the Year immediately following the particular Year.

(n)    “Fund Earnings”, in relation to the Trust Fund, for a Year, means the earnings and gains of the Trust Fund for the Year and includes any unrealized earnings and gains of the Trust Fund for the Year, as determined by the Actuary.
(o)    “Holiday” has the meaning assigned by the Interpretation Act (Canada). Where the time limited for the doing of a thing expires or falls on a Holiday, the thing may be done on the day next following that is not a Holiday.
(p)    “Income Tax Act” means the Income Tax Act (Canada) and any regulations thereunder, as amended from time to time.
(q)    “Letter of Credit” means an irrevocable letter of credit in a form acceptable to both the Company and the Trustees and includes any renewal of the letter of credit.
(r)    “Letter of Credit Fee” means the amount payable as consideration for the issue or renewal by a Qualifying Bank of a Letter of Credit.
(s)    “Losses”, in relation to the Trust Fund, for a Year, means the losses of the Trust Fund for the Year and includes any unrealized losses of the Trust Fund for the Year, as determined by the Actuary.
(t)    “Member Account”, in relation to a Member, means the account established in respect of the Member under paragraph 5.8(a).
(u)    “Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted.
(v)    “Plan” means this Celestica International Inc. Supplementary Pension Plan, as amended from time to time.
(w)    “Qualifying Bank” means a Schedule I bank under the Bank Act (Canada).
(x)    “Refundable Surplus”, in relation to a Year, means the amount, if any, determined or estimated, as the case may be, in the Actuarial Valuation for the Year, equal to the lesser of:
(i)    the amount, if any, by which the value of the assets, other than a Letter of Credit, held by the Trust Fund at the end of the immediately preceding Year exceeds the actuarial liabilities under the Plan as of that time; and
(ii)    the amount, if any, by which the value of the assets, other than a Letter of Credit, held by the Trust Fund at July 31 of the immediately following Year exceeds the actuarial liabilities under the Plan as of that date.
(y)    “Refundable Tax” has the meaning assigned to that expression by Part XI.3 of the Income Tax Act.
(z)    “Registered Pension Plan” means a pension plan registered under the Income Tax Act.
(aa)    “Renewal Date” means:
(i)    for the 2000 calendar year, August 1; and
(ii)    the date that is thirty (30) days before the date on which a Letter of Credit is to expire.
(bb)    “Retirement Compensation Arrangement” has the meaning assigned to that expression by the Income Tax Act.
(cc)    “Retirement Plan” means the Celestica International Inc. Celestica Retirement Plan, as amended from time to time.
(dd)    “Security Amount” means the amount that, after deduction therefrom of the Refundable Tax in respect of that amount, equals the Letter of Credit Fee.
(ee)    “Supplementary Pension Benefits”, in respect of a Member, means the pension and other benefits provided under the Plan to the Member and to any Beneficiary of the Member.
(ff)    “Target Value”, in relation to a Member, as at any time in a particular Year, means:
(i)    where the time is before the delivery of the Actuarial Valuation for the particular Year, the Commuted Value of the Supplementary Pension Benefits in respect of the Member as at December 31 of the second Year immediately preceding the particular Year, as determined in the Actuarial Valuation for the Year immediately preceding the particular Year; and
(ii)    where the time is on or after the delivery of the Actuarial Valuation for the particular Year, the Commuted Value of the Supplementary Pension Benefits in respect of the Member as at December 31 of the Year immediately preceding the particular Year, as determined in the Actuarial Valuation for the particular Year.
(gg)    “Termination” means the cessation of employment with the Company for reasons other than death and includes retirement.

(hh)    “Transfer Ratio”, in relation to a particular Year, means the transfer ratio, within the meaning of the regulations to Ontario Pension Benefits Act, determined in the latest actuarial valuation for the Retirement Plan filed with the regulatory authorities.
(ii)    “Trust Agreement” means any agreement executed between the Company and the Trustee for the purposes of the Plan.
(jj)    “Trust Fund” means the assets that are subject to the Trust and that are held to provide benefits in respect of the Plan.
(kk)    “Trustees” means the trustee or trustees appointed, in accordance with the Trust Agreement, to hold, administer and invest the assets of the Trust Fund.
(ll)    “Uncapped Retirement Account”, in relation to a DC Member, means the amount established in respect of the Member under subsection 2.6.
(mm)    “Unremedied Event of Default” means:
(i)    an Event of Default as defined in subparagraph (i) of the definition thereof, where a Member, or a Beneficiary of a Member, has notified the Trustees in writing that such an Event of Default has occurred and the Company has not caused the Event of Default to be remedied within thirty (30) days following the notification;
(ii)    an Event of Default as defined in subparagraph (ii) or (v) of the definition thereof, where the Company has not remedied the Event of Default within fourteen (14) days following notice thereof by the Trustee to the Company;
(iii)    an Event of Default described in subparagraph (iv) or (vi) of the definition thereof, unless the Company has informed the Trustees, at least five (5) days before the Renewal Date of the Letter of Credit, that the Supplementary Pension Benefits accrued to the end of the Year that includes the Event of Default have otherwise been adequately funded, in the opinion of the Actuary as certified to the Trustee;
(iv)    an Event of Default described in subparagraph (vii) of the definition thereof, where the Company has not caused the Event of Default to be remedied within fifteen (15) days following notice thereof by the Trustees to the Company; and
(v)    an Event of Default described in subparagraph (iii), (vii) or (viii).
For the purposes of this definition, an Event of Default shall not be considered to be an Unremedied Event of Default unless the Trustees, acting reasonably, have confirmed to their satisfaction that an Unremedied Event of Default has occurred. For greater certainty, where the conditions in any of the subparagraphs of the definition of an Unremedied Event of Default are satisfied, the Unremedied Event of Default is considered to occur at the earliest time at which the conditions are so satisfied.
(nn)    “Year” means calendar year.
1.2    Interpretation
In this Plan, unless the context otherwise requires
(a)    references to the male gender include references to the female gender;
(b)    words importing the singular extend to and include the plural number, and vice versa;
(c)    a reference to a Section, subsection, paragraph or subparagraph is a reference to a Section, subsection, paragraph or subparagraph of the Plan; and
(d)    a reference in a subsection to a paragraph is a reference to a paragraph of the subsection and a reference to a subparagraph in a paragraph is a reference to a subparagraph of the paragraph.

Section 2 — Supplementary Pension Benefits
2.1    Normal Retirement Pension (DB)
A DB Member who retires on the Normal Retirement Date is entitled to an annual pension equal to the amount, if any, by which:
(a)    the annual Accrued Pension that would be payable to the Member under Section 7.1 of the Retirement Plan if the Retirement Plan were read without reference to Section 7.2 thereof and if the maximum amount of the Accrued Prior Pension under the IBM Plan were not limited by the Revenue Rules exceeds
(b)    the Accrued Pension payable to the Member under Section 7.1 of the Retirement Plan.
2.2    Early Retirement Pension (DB)
A DB Member who retires on an Early Retirement Date is entitled to an annual pension equal to the amount, if any, by which:

(a)    the annual pension that would be payable to the Member under Article 8 of the Retirement Plan if the Retirement Plan were read without reference to Section 8.4 thereof and if the maximum amount of the accrued Prior Pension under the IBM Plan were not limited by the Revenue Rules exceeds
(b)    the annual pension payable to the Member under Article 8 of the Retirement Plan.
2.3    Postponed Retirement Pension (DB)
(a)    A DB Member who is employed in Manitoba or Alberta and who retires on a Postponed Retirement Date is entitled to an annual pension equal to the amount, if any, by which
(i)    the annual pension that would be payable to the Member under Section 9.3 of the Retirement Plan if the Retirement Plan were read without reference to Section 7.2 thereof and if the maximum amount of the accrued Prior Pension under the IBM Plan were not limited by the Revenue Rules exceeds
(ii)    the annual pension payable to the Member under Section 9.3 of the Retirement Plan.
(b)    A DB Member who is employed in Quebec and who retires on a Postponed Retirement Date is entitled to an annual pension equal to the amount, if any, by which
(i)    the annual pension that would be payable to the Member under Section 9.3 of the Retirement Plan if that section were read without reference to all that portion of Section 9.3 that follows paragraph (b) thereof, if the Retirement Plan were read without reference to Section 7.2 thereof and if the maximum amount of the accrued Prior Pension under the IBM Plan were not limited by the Revenue Rules exceeds
(ii)    the Actuarial Equivalent of all amounts payable in respect of the Member- under Section 9.3 of the Retirement Plan.
2.4    Deferred Pension (DB)
A DB Member who is entitled to a deferred pension under Section 12.1 of the Retirement Plan is entitled to a deferred pension under this Plan. The deferred pension shall be the

Actuarial Equivalent of the benefits provided in respect of the DB Member under the Plan read without reference to this Section.
2.5    Form of DB pension
The pension payable to a DB Member under subsection 2.1, 2.2, 2.3 or 2.4 shall commence to be paid at the same time as, and shall be paid in the same form as, the pension payable to the DB Member under the Retirement Plan.
2.6    Uncapped Retirement Account
(a)    There shall be established and maintained in respect of each DC Member an individual Uncapped Retirement Account.
(b)    Except as provided in this Section, the Uncapped Retirement Account shall be maintained in the same manner as is the Retirement Account, with such modifications as the circumstances require except that any funding of, or security for, the Uncapped Retirement Account shall be governed exclusively by Section 5.
(c)    From and after January 1, 2000, a Member’s Uncapped Retirement Account shall be credited with the amount, if any, by which
(i)    the amount that each Participating Employer would have contributed on behalf of the Member, in accordance with Article A-4 of Appendix A to the Retirement Plan, were that Appendix A read without reference to Section A-4.4 and Article A-5 thereof, exceeds
(ii)    the amount that each Participating Employer contributes on behalf of the Member, in accordance with Article A-4 of Appendix A to the Retirement Plan.
(d)    On or before the 30th day of September, 2000, a Member’s Uncapped Retirement Account may be credited with the amount, if any, determined by the Company in its sole, absolute and uncontrolled discretion, in respect of the -13-Credited Service of the Member before 2000, that represents all or any part of the aggregate of:
(i)    the additional amounts that would have been contributed in respect of the Member under the Retirement Plan and the IBM Plan had neither of those plans contained any limit imposed by the Revenue Rules on the amount of defined contributions that could be made in respect of the Member; and

(ii)    the investment returns that would have accrued in respect of the amounts described in subparagraph (i), as determined by the Company based on the investment options chosen, or deemed chosen, by the Member.
(e)    For the purposes only of determining the balance, at any particular time, of a Member’s Uncapped Retirement Account, the amounts credited to the Uncapped Retirement Account for a given period of time shall be considered to be assets that earn
(i)    if the particular time is before the Member’s Termination or the Member’s death before Termination, the same income and gains, or suffer the same losses, for that period as the assets held in the Member’s Retirement Account;
(ii)    in any other case, interest at the rate that is used by the Company in actuarial equivalence determinations under the Retirement Plan.
2.7    Retirement Annuity (DC’
(a)    If a DC Member elects, in accordance with Section A-9.1 of Appendix A to the Retirement Plan, to have the value of the DC Member’s Retirement Account distributed to an insurance company in accordance with Section 12.5(a) of the Retirement Plan, the Company shall distribute to the insurance company, on behalf of the DC Member, an amount equal to the difference between
(i)    the balance of the DC Member’s Uncapped Retirement Account, at the date of distribution, and
(ii)    the amount prescribed under the Income Tax Regulations on account of the income tax payable by the DC Member in respect of the distribution by the Company.
(b)    The amount distributed by the Company in accordance with paragraph (a) shall be used to purchase additional benefits under the life annuity contract that is purchased with the Member’s Retirement Account.
(c)    The additional benefits described in paragraph (b) shall be of the same form as the benefits under the life annuity contract purchased with the Member’s Retirement Account.
2.8    Commutation Option (DB)
(a)    Subject to paragraph (c), a DB Member who is entitled to a pension under subsection 2.1, 2.2 or 2.3 may elect before retirement to receive, in lieu of that pension, the Commuted Value of the pension, at retirement, in one of the following forms:

(i)    a lump sum payment, payable on retirement, equal to the Commuted Value;
(ii)    a series of payments, payable not less frequently than annually for up to three years after retirement, that is the Actuarial Equivalent of the Commuted Value.
(b)    Subject to paragraph (c), a DB Member who is entitled to a deferred pension under subsection 2.4 may elect, on a date that is within 90 days of Termination but before the date on which the deferred pension would otherwise commence to be paid, to receive, in lieu of that pension, the Commuted Value of the pension, on that date, in one of the following forms:
(i)    a lump sum payment, payable on that date, equal to the Commuted Value;
(ii)    a series of payments, payable not less frequently than annually for up to three years after that date, that is the Actuarial Equivalent of the Commuted Value.
(c)    A DB Member who is a Married Member on the Pension Commencement Date is entitled to a distribution under paragraph (a) only if the DB Member files with the Company, in a form acceptable to the Company, a waiver from the DB Member’s Spouse.
2.9    Commutation Option (DC)
(a)    Subject to subsection 2.7 and paragraph (b), a DC Member who elects, in accordance with Section A-9.1 of Appendix A to the Retirement Plan, to have the value of the Member’s Retirement Account distributed at a particular time in accordance with Section 12.5(a) of the Retirement Plan shall elect, at the time of the election under the Retirement Plan, to receive the Commuted Value of the DC Member’s Uncapped Retirement Account, at the particular time, in one of the following forms:
(i)    a lump sum payment, payable at the particular time, equal to the Commuted Value;
(ii)    a series of payments, payable not less frequently than annually for up to three years after the date of distribution, that is the Actuarial Equivalent of the Commuted Value.
(b)    A DC Member who is a Married Member on the date of distribution is entitled to a distribution under paragraph (a) only if the DC Member files with the Company, in a form acceptable to the Company, a waiver from the DC Member’s Spouse.

(c)    A DC Member who does not make the election described in paragraph (a) shall be deemed to have elected to receive the lump sum described in subparagraph (i) of paragraph (a).

Section 3 — Benefits on Death
3.1    Death While Employed
If a Member dies while employed with the Company after completing two years of Continuous Employment as a Member, the Beneficiary of the Member shall receive a lump sum amount equal to the Commuted Value of the benefits in respect of the Member under the Plan, determined as at the date the refund is made.
3.2    Death of a Pensioner
In the event of the death of a Pensioner entitled to benefits under the Plan, the Beneficiary shall receive the benefits, if any, payable under the Plan according to the type of pension that is being paid.
3.3    Death Before Commencement of Deferred Pension
If a DB Member who is entitled to a deferred pension under subsection 2.4 dies before payment of the deferred pension has commenced, the DB Member’s Beneficiary shall receive a lump sum equal to the Commuted Value of the benefits in respect of the DB Member under the Plan, determined as at the date the lump sum is paid.
3.4    Death Benefits (DC)
If a DC Member who is required to make the election under the Retirement Plan described in subsection 2.7 or 2.9 dies before the date of distribution referred to therein, the Beneficiary of the DC Member shall be entitled to receive a lump sum equal to the balance of the DC Member’s Uncapped Retirement Account, at the date of payment.
3.5    Death after Commutation Option
If a DB Member dies after making an election in accordance with subsection 2.8 but before receiving any payment described in that subsection, the Beneficiary of the Member shall be entitled to receive a lump sum payment equal to the Commuted Value of the DB Member’s pension under subsection 2.1, 2.1, 2.3 or 2.4, as the case may be, determined as at the date of payment.

Section 4 — Discharge of Liability

4.1    Discharge of Liability
(a)    For greater certainty, upon a distribution to a Member in accordance with subsection 2.7, 2.8 or 2.9, the Company is discharged with respect to any liability that it may have under the Plan with respect to the Member or any Beneficiary of the Member and there shall be no further liability under the Plan to any Person with respect to the Member or the Beneficiary.
(b)    For greater certainty, upon the payment of a lump sum in accordance with subsection 3.1, 3.3, 3.4 or 3.5, the Company is discharged with respect to any liability that it may have under the Plan with respect to the Member or any Beneficiary of the Member and there shall be no further liability under the Plan to any Person with respect to the Member or the Beneficiary.
4.2    No Right to Employment
The Plan shall not of itself give a Member any right to be retained in the service of the Participating Employer or prevent the Participating Employer from discharging a Member at any time.
4.3    Ad Hoc Increases
The Supplementary Pension Benefits granted in respect of a DB Member may be increased, at the sole, absolute and unfettered discretion of the Company, in the same manner as pensions under the Retirement Plan are increased in accordance with Section 17.6 of the Retirement Plan.

Section 5 — Funding And Security
5.1    Trust Fund
(a)    A Trust Fund shall be established in connection with this Plan.
(b)    The Company shall contribute to the Trust Fund the amounts required under the Plan.
(c)    Subject to paragraph (d), prior to an Unremedied Event of Default, the Supplementary Pension Benefits shall be paid by the Company out of its general revenues.
(d)    If the Company, in any Year, has contributed the Full Funding Contribution for the Year to the Trust Fund, the Company may direct the Trustee to pay the Supplementary Pension Benefits from the Trust Fund.

5.2    Investment Policies and Goals
(a)    In the event that the Trust Fund holds assets other than a Letter of Credit Fee, a Letter of Credit or the right to claim Refundable Tax, the Company shall establish a statement of investment policies and goals with respect to the Plan.
(b)    The statement of investment policies and goals shall conform with the requirements for such statements under the Pension Benefits Act, with such modifications as the circumstances require.
(c)    In making actuarial valuations in respect of the Plan, the Actuary shall establish funding requirements that are consistent with the investments selected in accordance with the statement of investment policies and goals.
5.3    Commuted Values
(a)    The Commuted Value of a defined benefit as at any particular time shall be determined by the Actuary on a wind-up basis, using assumptions and a valuation methodology that would be appropriate for benefits provided under pension plans registered under the Income Tax Act.
(b)    For greater certainty, the Commuted Value of a defined benefit under the Plan as at any particular time shall be determined by the Actuary without any allowance for the fact that the Trust Fund does not benefit from the same favourable tax treatment under the Income Tax Act as is afforded to pension plans registered under that Act.
(c)    The Commuted Value of a defined contribution benefit of a Member, as at any particular time, shall be determined by the Actuary and shall be the balance, at that particular time, of the Member’s Uncapped Retirement Account, or Retirement Account, as the case may be.
5.4    Actuarial Valuations
(a)    In each Year, the Actuary shall perform an actuarial valuation in respect of the Plan for the Year, with an effective date of December 31 of the immediately preceding Year.
(b)    The Actuarial Valuation for a Year shall be delivered to the Company and the Trustees:
(i)    where the Year is 2000, before August 1 of the Year;
(ii)    where the Year is after 2000, before July 1 of the Year.
(c)    The Actuarial Valuation for a Year shall determine the Full Funding Contribution for the Year.

(d)    The Actuarial Valuation for a Year shall determine the liabilities under the Plan, as at December 31 of the immediately preceding Year, by aggregating all amounts, each of which is the Commuted Value, as at that date, of the Supplementary Pension Benefits accrued to that date in respect of a Member.
(e)    The Actuarial Valuation for a Year shall estimate the liabilities under the Plan, as at July 31 of the immediately following Year, by aggregating all amounts, each of which is the Commuted Value, as at that date, of the Supplementary Pension Benefits that it is reasonable to conclude would have accrued to that date in respect of a Member.
(f)    The Actuarial Valuation for a particular Year shall estimate the value of the assets that it is reasonable to conclude would be held under the Plan at July 31 of the immediately following Year, except that:
(i)    any assets held under the Plan that relate to contributions made after December 31 of the Year immediately preceding the particular Year shall be ignored; and
(ii)    it shall be assumed that no contribution will be made to the Plan after December 31 of the Year immediately preceding the particular Year.
(g)    For the purposes of an Actuarial Valuation for a particular Year after 2000, the assets held by the Trust Fund shall not include any contribution made by the Company on or after August 1 of the Year immediately preceding the particular Year unless the Company has contributed to the Trust Fund, before August 1 of the preceding Year, the Full Funding Contribution for the preceding Year.
(h)    The Actuarial Valuation for a Year shall determine the Refundable Surplus for the Year.
(i)    The Actuarial Valuation for a Year shall determine the Target Values in respect of Members as at December 31 of the immediately preceding Year.
(j)    For the purposes of paragraph (i), the definition of “Target Value” shall be read as follows:
(i)    “Target Value”, in relation to a Member, as at any time in a particular Year, means the Commuted Value, as of that time, of the Supplementary Pension Benefits accrued, or assumed to have accrued in accordance with paragraph 5.4(b), in respect of the Member to that time.

5.5    Company Contributions and Refunds
(a)    Subject to subsection 5.10, each Year the Company may contribute to the Trust Fund an amount not exceeding the Full Funding Contribution for the Year.
(b)    There may be distributed to the Company by the Trustee, at any particular time in a Year, upon written request, assets from the Trust Fund (other than the right to any refunds of taxes) the value of which, at the particular time, does not in the aggregate exceed the Refundable Surplus for the Year but the Trust Fund shall retain liquid assets that, in the opinion of the Trustees, are sufficient to pay the Supplementary Pension Benefits payable until August 1 of the immediately following Year.
(c)    A distribution made to the Company under paragraph (b) shall be deemed to be a refund of a contribution made to the Trust Fund by the Company and, for this purpose, any contribution made at any time shall be deemed to be refunded before a contribution made before that time.
5.6    Renewal of Letters of Credit
(a)    The Company shall use its best efforts to facilitate the renewal of any Letter of Credit held by the Trust Fund or the acquisition of a Letter of Credit or a replacement Letter of Credit by the Trustees, before the Renewal Date in a particular Year, from a Qualifying Bank, in each case with a Face Amount equal to:
(i)    where the Renewal Date is August 1, and
(A)    where the particular Year is after 2000 and the Company has contributed to the Trust Fund, before August 1 of the Year preceding the particular Year, the Full Funding Contribution for the preceding Year, the amount, if any, by which the Full Funding Contribution for the particular Year exceeds the total of all contributions made by the Company to the Trust Fund in the particular Year and before August 1;
(B)    in any other case, the Full Funding Contribution for the Year; and
(ii)    in any other case, the Face Amount of the Letter of Credit that is about to expire.
(b)    The Trustees shall consent to the withdrawal of any Letter of Credit by the issuer thereof, and shall not demand payment, in whole or in part, under the Letter of Credit, at any particular time in a Year where:
(i)    the Company has contributed to the Trust Fund, at or before the particular time, the Full Funding Contribution for the Year; and

(ii)    the Company has contributed to the Trust Fund, before August 1 of the immediately preceding Year, the Full Funding Contribution for the preceding Year.
5.7    Demand on Letter of Credit
(a)    The Trustees shall forthwith demand payment under the Letter of Credit if there has occurred:
(i)    an Unremedied Event of Default; or
(ii)    a Change in Control, at any time in a Year, unless, at or before that time, the Company has contributed to the Trust Fund the Full Funding Contribution for a Year as determined in the latest Actuarial Valuation available at that time.
(b)    For the purposes of this Plan, a payment made by a Qualifying Bank under a Letter of Credit shall not be considered to be a contribution by the Company under the Plan.
(c)    Despite paragraph (b), a payment made by a Qualifying Bank under a Letter of Credit shall be considered, for the purposes of subsection 5.10, to be a contribution by the Company in accordance with paragraph 5.5(a).
5.8    Allocation to Member Accounts
(a)    There shall be established, in respect of each Member, a Member Account to which shall be credited the amounts described in subparagraph (i) and from which shall be debited the amounts described in subparagraphs (ii) and (iii):
(i)    an amount allocated to the Member Account in respect of the Member in accordance with paragraph (c) or (e);
(ii)    an amount allocated to the Member Account in respect of the Member in accordance with paragraph (g), (i) or (j);
(iii)    any distribution made under the Plan in respect of the Member.
The amounts described in this paragraph shall be credited or debited, as the case may be, immediately upon allocation or distribution.
(b)    There shall be established a Company Account to which shall be credited the amounts described in subparagraph (i) and from which shall be debited the amounts described in subparagraph (ii):
(i)    an amount allocated to the Company Account in accordance with paragraph (c), (h) or (j);

(ii)    an amount allocated to the Company Account in accordance with paragraph (f), (g) or (i).
The amounts described in this paragraph shall be credited or debited, as the case may be, immediately upon allocation.
(c)    The following amounts shall be allocated, at the times indicated, to the Member Accounts and to the Company Account, in accordance with the rules set out in paragraph (d):
(i)    a contribution made by the Company to the Trust Fund in accordance with paragraph 5.5(a), to be allocated at the time of the contribution;
(ii)    the Refundable Tax remitted by the Company in respect of a Security Amount contributed by the Company in accordance with paragraph 5.9(a), to be allocated at the time of the remittance;
(iii)    the amount, if any, by which the Face Amount of a Letter of Credit held by the Trust Fund at any particular time exceeds the Face Amount of a Letter of Credit held by the Trust Fund at any time immediately before the particular time, to be allocated at that particular time; and
(iv)    the amount, if any, by which the Fund Earnings of the Trust Fund for a Year exceed the Losses of the Trust Fund for the Year, to be allocated within three (3) months of the end of the Year.
(d)    The allocations described in paragraph (c) shall be made in accordance with the following rules:
(i)    No amounts shall be allocated to the Company Account until the maximum allowed under this Section has been allocated to all the Member Accounts.
(ii)    Subject to subparagraphs (iii) and (iv), allocations made at any particular time shall be made pro rata to the Member Accounts, based on the difference between the Target Values in respect of the Members, as at that particular time, and the balance of the Member Accounts, at that particular time.
(iii)    Subject to subparagraph (iv), allocations of amounts described in subparagraph (iv) of paragraph (c) to be made at any time in a Year shall be made pro rata to the Member Accounts, based on the balances of the Member Accounts at the end of the immediately preceding Year.

(iv)    No allocation shall be made at any particular time in a Year to the Member Account in respect of a Member to the extent that it would otherwise result in a balance in the Account at that particular time greater than the Target Value in respect of the Member, as at that particular time.
(v)    To the extent that an amount to be allocated, at any time, cannot be allocated to a Member Account, it shall be allocated, at that time, to the Company Account.
(e)    The balance of the Company Account, at the end of a Year, shall be allocated to the Member Accounts, within three (3) months of the end of the Year, where the total of the balances of the Member Accounts, at the end of the Year, is less than the total of the Target Values in respect of the Members, as at the end of the Year. The allocation shall be pro rata, based on the difference between the Target Value in respect of each Member, as at the end of the Year, and the balance of the Member Account in respect of the Member, at the time of allocation, but no amount shall be so allocated to the extent that it would otherwise result in a balance in a Member Account in respect of a Member, at the time of allocation, greater than the Target Value in respect of the Member, as at the end of the Year.
(f)    The amount allocated at any time to the Member Accounts, in accordance with paragraph (e), shall be allocated, at that time, to the Company Account.
(g)    The Losses for the Trust Fund for a Year, if any, shall first be used to offset any Fund Earnings of the Trust Fund for the Year and any remaining Losses shall be allocated to the Company Account, within three (3) months of the end of the Year. If the remaining Losses reduce the balance of the Company Account to nil at the time of allocation, the balance of the Losses shall be allocated pro rata at that time to the Member Accounts, based on the balances of the Member Accounts at the end of the Year.
(h)    Where a refund is made to the Company under paragraph 5.5(b), that refund shall be allocated to the Company Account, at the time of the refund.
(i)    Where the amount, if any, by which the Face Amount of a Letter of Credit held by the Trust Fund at any time is less than the Face Amount of a Letter of Credit held by the Trust Fund at any particular time immediately after that time, the difference shall be allocated to the Company Account, at the particular time. If the difference reduces the balance of the Company Account to nil at the particular time, the difference shall be allocated pro rata at that particular time to the Member Accounts, based on the balances of the Member Accounts at that particular time.
(j)    Where the Target Value in respect of a Member, as at the end of a Year after 2000, is less than the Target Value, in respect of the Member, as at the end of the immediately preceding Year, the lesser of the difference and the amount, if any, by which the balance of the Member Account in respect of the Member, at the time immediately before the end of the Year, exceeds the Target Value, in respect of the Member, as at the end of the Year, shall be allocated, immediately before the end of the Year, to the Company Account and to the Member Account in respect of the Member.
(k)    For greater certainty, a Member Account in respect of a Member shall continue to be maintained until there is no Beneficiary in relation to the Member.
5.9    Acquisition of Letter of Credit
(a)    Subject to paragraph (b), on or before each Renewal Date, the Company shall pay to the Trustees an amount equal to the Security Amount.
(b)    Provided that the Company has made the contribution described in paragraph (a) and has arranged for the issuance or renewal of a Letter of Credit in accordance with paragraph 5.6(a), the Trustees shall forthwith make the payment described in paragraph 5.14(a) and acquire such Letter of Credit from a Qualifying Bank or renew such Letter of Credit, as the case may be. The Company shall assist the Trustees in obtaining or renewing any Letter of Credit hereunder.
5.10    Payment of Refundable Tax
(a)    On the date a contribution is made by the Company in accordance with paragraph 5.5(a) or 5.9(a), the Company shall deduct and withhold therefrom the amount prescribed on account of the Refundable Tax in connection with this Plan, and shall forthwith remit that amount to the Receiver General for Canada. Within thirty (30) days of such remittance, the Company shall notify the Trustees in writing that the remittance has been made in accordance with this Section.
5.11    Assets of Trust Fund
The following shall constitute the Trust Fund:
(a)    contributions made by the Company in accordance with paragraph 5.5(a) (less any Refundable Tax withheld therefrom and remitted to the Receiver General in accordance with subsection 5.10) and any investments or property into which the contributions may be traced;
(b)    any payment made under a Letter of Credit held by the Trust Fund (less any Refundable Tax withheld from it) and any investments or property into which the payment may be traced;
(c)    contributions made by the Company in accordance with paragraph 5.9(a) (less any Refundable Tax withheld therefrom and remitted to the Receiver General in accordance with subjection 5.10) and any investments or property into which the contributions may be traced;
(d)    the Fund Earnings, profits and increments on, property held in the Trust Fund, net of any taxes eligible in respect of those amounts;
(e)    the right to any refunds of taxes, including Refundable Tax, and any interest thereon, in respect of the Trust; and
(f)    the Letter of Credit;
less all payments out of the Trust Fund made in accordance with this Plan or required by any applicable law.
5.12    Crystallization of Member Accounts
(a)    Notwithstanding any other provision of the Plan, if there occurs an Unremedied Event of Default at any time in a Year,
(i)    except as provided in this subsection, subsection 5.8 shall not apply from and after that time;
(ii)    the balance of the Company Account, if any, immediately before that time, shall be allocated at that time to the Member Accounts, in the manner described in subparagraph 5.8(d)(ii) and 5.8(d)(iv);
(iii)    the balance of the Company Account shall be reduced, at that time, by any amount allocated in accordance with subparagraph (ii);
(iv)    a portion of the assets of the Trust Fund the value of which equals the balance, at that time and thereafter, standing to the credit of a Member in the Member Account of that Member shall be deemed to be held by the Trustees separate and apart from the other assets of the Trust Fund and shall be deemed to be beneficially owned by the Member or, in the event that the Member is not living at that time, by any Beneficiary in respect of the Member;
(v)    any Fund Earnings of the Trust Fund, and Losses, for the previous Year, to the extent not previously allocated in accordance with subsection 5.8, shall be allocated in accordance with subparagraph 5.8(d)(iii) and paragraph 5.8(g), as the case may be;
(vi)    the amount, if any, by which the Fund Earnings of the Trust Fund exceed its Losses, for any quarter in the Year and in any subsequent Year, shall be allocated, as soon as is reasonably practicable after the end of the quarter, pro rata to the Member Accounts and to the Company Account, based on the balances of the Member Accounts and the Company Account at the end of the immediately preceding quarter;
(vii)    the amount, if any, by which the Losses of the Trust Fund exceed its Fund Earnings, for any quarter in the Year and in any subsequent Year, shall be allocated, as soon as is reasonably practicable after the end of the quarter, pro rata to the Member Accounts and to the Company Account, based on the balances of the Member Accounts and the Company Account at the end of the immediately preceding quarter;
(viii)    any payment in respect of a Member by the Company under the Plan made at any particular time at or after that time shall be debited to the Member Account in respect of the Member at that particular time and shall be credited to the Company Account at that particular time;
(ix)    subject to subsection 5.13, each Member or, in the event that the Member is not living, any Beneficiary in respect of the Member, shall be entitled to call for payment from the Trust Fund, at any particular time at or after that time, of all or any portion of the balance of the Member Account in respect of the Member at that particular time and, after payment, the Member Account shall be reduced by the amount of the payment;
(x)    the payment in respect of a Member described in subparagraph (ix) reduces, on an Actuarially Equivalent basis, the Supplementary Pension Benefits in respect of the Member; and
(xi)    after the delivery of the wind-up report prepared in accordance with paragraph (c), and subject to paragraph (d), the Company shall be entitled to call for payment from the Trust Fund, at any particular time after that time, of the balance of the Company Account at that particular time and, after payment, the Company Account shall be reduced by the amount of the payment.
(b)    For greater certainty, any distribution made from the Trust Fund in respect of a Member is not considered, for the purposes of subparagraph (viii), to be a payment by the Company under the Plan in respect of the Member.
(c)    Subject to subsection 5.13, as soon as practicable after an Unremedied Event of Default, the Trustees shall cause the Actuary to prepare a wind-up report for the Plan, effective as of the date of the Unremedied Event of Default, to be completed within three (3) months of that date.

(d)    The Member Accounts and the Company Account shall be adjusted as required to take into account the differences between the Commuted Values of the Supplementary Pension Benefits, as at the effective date of the wind-up report prepared in accordance with paragraph (c), and the Target Values in respect of the Members on the basis of which allocations were made to the Member Accounts in accordance with this subsection. For greater certainty, the balance of the Member Account in respect of a Member, at any time after the effective date of the wind-up report, shall not exceed the total of the Commuted Value, as at that effective date of the wind-up report, of the Supplementary Pension Benefits in respect of the Member and interest on that Commuted Value, at the rate stipulated in the wind-up report, to that time.
(e)    Subject to subsection 5.13, as soon as practicable after receipt of the wind-up report prepared in accordance with paragraph (c):
(i)    the Company shall contribute to the Trust Fund the amount of any solvency deficiency disclosed in the wind-up report;
(ii)    the amount, if any, contributed by the Company under subparagraph 5.12(e)(i) shall be allocated to the Member Accounts, in the manner described in subparagraphs 5.8(d)(ii) and 5.8(d)(iv), with such modifications as the circumstances require; and
(iii)    the Trustees shall distribute all assets of the Trust Fund to those persons entitled to payment thereunder.
(0    For the purposes of the Plan, the Members shall be deemed to have terminated membership under the Plan and under the Retirement Plan as of the time of the Unremedied Event of Default.
5.13    Wind-up of Retirement Plan
(a)    Where, at the time of the Unremedied Event of Default, it is reasonable to conclude that, as a result of the Unremedied Event of Default or otherwise, it is likely that the Retirement Plan will be wound up and that actuarial surplus under the Retirement Plan could be payable to one or more Members or Beneficiaries, the Trustees shall not distribute all assets of the Trust Fund but shall pay, in respect of each Member, only the Supplementary Pension Benefits that are required to be paid under the Plan in respect of the Member, not exceeding the balance of the Member Account in respect of the Member at the time of payment.
(b)    If a formal application to wind up the Retirement Plan is made within six (6) months of the Unremedied Event of Default, the Trustees shall pay, in respect of each Member, only the Supplementary Pension Benefits that are required to be paid under the Plan in respect of the Member, not exceeding the balance of the

Member Account in respect of the Member at the time of payment, until the entitlement to surplus under the Retirement Plan is finally determined.
(c)    Notwithstanding any other provision of this Plan, where the entitlement to surplus under the Retirement Plan is finally determined at any time, the amount of surplus under the Retirement Plan to which is entitled any Member, or in the event that the Member is not living, any Beneficiary in respect of the Member, shall reduce the balance of the Member Account in respect of the Member at that time by the lesser of:
(i)    the amount of the surplus; and
(ii)    the amount, if any, by which the amount of the surplus exceeds the amount, if any, by which
(A)    the Commuted Value of the Supplementary Benefits in respect of the Member, as at that time, exceeds
(B)    the balance of the Member Account in respect of the Member, at that time.
(d)    If no formal application to wind up the Retirement Plan is made within six (6) months of the Unremedied Event of Default, the Trustees shall distribute all assets of the Trust Fund to those persons entitled to payment thereunder.
5.14    Payments Out of the Trust Fund
(a)    Provided that the Company has made the contribution described in paragraph 5.9(a), the Trustees shall pay out of the Trust Fund to the Qualifying Bank that has agreed to issue or renew the Letter of Credit, on or before the date such payment is due, the Letter of Credit Fee.
(b)    Except as otherwise provided in the Plan, the Supplementary Pension Benefits in respect of a Member shall not be paid from the Trust Fund.
(c)    Except as otherwise provided in this Plan, the administrative provisions of the Retirement Plan governing the payment of benefits thereunder shall apply to the payment of Supplementary Pension Benefits, with such modifications as the circumstances require.
5.15    Trust Fund Held for Plan Purposes
(a)    No part of the Trust Fund shall be used for or diverted to purposes other than those provided for under the terms of this Plan; provided that the Trustees shall pay, or cause to be paid, out of the Trust Fund the amounts described in paragraph 5.18(b), all taxes and other assessments levied or assessed under existing or future laws in respect of the Trust Fund, and shall withhold from payments out of the Trust Fund all taxes and other amounts required by any law to be so withheld and remitted. The Trustees shall review all tax levies and assessments with a view to determining the correctness thereof and, in cases where there is any doubt, shall forthwith notify the Company and the Member so that there will be sufficient time for discussion and, where appropriate, to object or appeal from any such levy or assessment.
5.16    Sufficiency of Trust Fund
(a)    Benefits under the Plan shall be paid out of the Trust Fund when so required by subsections 5.12 and 5.14 only to the extent that the Trust Fund shall suffice for such purpose. Any changes that are required to distributions hereunder as a result of clerical adjustments shall not affect the application of the Trust Fund in accordance with the Plan.
5.17    Refund of Taxes
(a)    The Trustees shall apply for payment of any refund of taxes owing within 90 days of the end of each taxation year of the Trust.
5.18    Compensation and Expenses
(a)    Subject to paragraph (c), the Trustees shall be entitled to such compensation as may from time to time be mutually agreed upon in writing by the Trustees and the Company. Such compensation and all other disbursements made and expenses incurred in the creation of the Trust shall be paid by the Company. All compensation, disbursements and expenses incurred in the management and maintenance of the Trust Fund shall be paid by the Company.
(b)    Any compensation, disbursement or expense that is not paid by the Company, as required under paragraph (a), within 45 days of the date of a supporting account rendered to the Company by the person entitled to the compensation, disbursement or expense shall be paid out of the Trust Fund.
(c)    All fees including commissions or fees and deposits against commissions or fees payable to the issuer of a Letter of Credit required to be held under the Plan shall be paid by the Trustees from the Trust Fund.
(d)    Notwithstanding any other provision of this Plan, where a payment is made by the Trustees under paragraph (b), the Company Account shall be reduced, at that time, by the amount of the payment. If the Company Account is thereby reduced to nil, the Member Accounts of the Members shall be debited with the remainder, pro rata based on the balances of the Member Accounts at the time of the payment.

5.19    Valuation Rules
(a)    For the purposes of the Plan,
(i)    the value of a Letter of Credit held by the Trust Fund shall be considered to be the Face Amount of the Letter of Credit; and
(ii)    the value of the right to any refunds of taxes in respect of the Trust shall be considered to be the amount of those refunds.
(b)    Subject to paragraph (a), for the purposes of the Plan, the value of any property held by the Trust Fund shall be the fair market value of the property.

Section 6 — Amendment or Discontinuance of the Plan
6.1    Vested rights to be protected
(a)    The Company may discontinue or amend the Plan at any time but:
(i)    the effective date of the discontinuance or the amendment shall not be earlier than the date of the execution of the instrument that effects the discontinuance or amendment;
(ii)    subject to subsection 6.3, the amendment shall not reduce any right of a Member, or any Beneficiary of the Member, under this Plan with respect to the Continuous Employment of the Member to the date of the amendment;
(b)    without restricting the generality of subparagraph 6.1(a)(ii) but subject to subsection 6.3, the amendment shall not reduce the protections provided under this Plan, including this Section, to ensure the payment of Supplementary Pension Benefits in respect of any Member; and
(c)    any amendment that affects the rights, duties or responsibilities of the Trustee shall be effective only if it is signed by both the Company and the Trustees.
6.2    Cessation of Accrual not Discontinuance
For the purpose of the definition of Event of Default in paragraph 1.1(D, an amendment to the Plan that provides for the cessation of the accrual of Service under the Plan shall not be considered to be, in and of itself, a discontinuance of the Plan.
6.3    Waiver
Notwithstanding any other provision of the Plan, a Member or a Beneficiary of a Member may waive any right or benefit of the Member or the Beneficiary, as the case may be, under the Plan by providing the Trustees with a signed notice to that effect together with, in the case of a Member with a Spouse at the date of the notice, the consent of the Spouse.

Section 7 — General
7.1    Severability
If any provision of this Plan is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included therein.
7.2    Construction
This Plan shall be governed and construed in accordance with the laws of the Province of Ontario.
7.3    Duplication of Benefits
The Company and the Trust Fund are not liable to pay in total any more than the Supplementary Pension Benefit or the Commuted Value of the Supplementary Pension Benefit determined under the applicable provisions of the Plan, whether to either or both of a Member and any person who establishes a claim against the Member’s entitlement hereunder. In particular, but without restricting the generality of the foregoing, if there is any requirement in law that a person other than the person identified by the terms of this Plan is entitled to all or part of a benefit payable under this Plan, then the lawful requirement shall prevail over the conflicting provision of this Plan.
7.4    Meaning of “in respect of”
For the purposes of the Plan, benefits or amounts payable under the Plan in respect of a Member include benefits or amounts payable, after the death of the Member, to the Beneficiary of the Member.